UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004

                        UNITED SECURITY BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     0-14549                 63-0843362
(State of Incorporation)         (Commission File          (IRS Employer
                                      Number)           Identification Number)

         131 West Front Street, P.O. Box 249, Thomasville, Alabama 36784
          (Address of principal executive offices, including zip code)

                                 (334) 636-5424
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number                 Exhibit
      --------------                 -------
      99.1                           Press Release dated April 26, 2004

Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 12).

      On April 26, 2004, United Security Bancshares, Inc. issued a press release announcing financial results for the quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED SECURITY BANCSHARES, INC.

                                     By: /s/ Larry M. Sellers
                                         ---------------------------------------
                                         Larry M. Sellers
                                         Vice President, Secretary and Treasurer

Dated: April 26, 2004


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INDEX TO EXHIBITS


Exhibit Number                 Exhibit
--------------                 -------
99.1                           Press Release dated April 26, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.